                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8K-A


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   December 7, 2000

                     Life Energy & Technology Holding, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                Delaware                    33-24483-NY          11-2914841
--------------------------------------------------------------------------------
      (State or other jurisdiction         (Commission        (IRS Employer
           of incorporation)                File Number)    Identification No.)

       2005 Beechgrove, Utica, NY                                13501
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code  315-724-8370


                                HEALTH-PAK, INC.
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                     PRO FORMA COMBINED FINANCIAL STATEMENTS


Item 7.

The Company's December 7, 2000 unaudited pro forma combined financial statements give effect to the acquisition of Life Energy Technology Holdings LTD, a corporation organized under the laws of the Republic of Ireland. As set forth in note (1) to these financial statements, the acquisition is presented as if the transaction had occurred, for balance sheet purposes, on December 7, 2000 and for statement of operation purposes on June 1, 2000, the beginning of the last fiscal year ending May 31, 2000. These unaudited pro forma combined financial statements should be read in conjunction with the Company's consolidated financial statements and notes thereto appearing in the Form 10-KSB for the fiscal year ending May 31, 2000. In addition, the financial statements and notes thereto of Life Energy & Technology Holding, LTD and its Subsidiaries should be evaluated. The unaudited pro forma consolidated statement of operations data is incomplete as to the operations of Life Energy & Technology Holding, LTD since the entity was inactive and had acquired its subsidiaries included in this pro forma on November 24, 2000.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LIFE ENERGY & TECHNOLOGY
                                            HOLDINGS, INC.




                                             BY:  /s/Christopher A. McCormack
                                                --------------------------------
                                                    Christopher A. McCormack,
                                                    Chief Executive Officer

Date February 5, 2001
    ----------------------------

*Print name and title of the signing officer under his signature

                     LIFE ENERGY & TECHNOLOGY HOLDINGS, INC.
                             COMBINED BALANCE SHEET
                                DECEMBER 7, 2000



                                                        HISTORICAL                               PROFORMA
                                            -------------------------------  --------------------------------------------------
                                                             LIFE ENERGY      ADJUSTMENT        ADJUSTMENT
                                                HEALTH PAK   & TECHNOLOGY        FOR               FOR               COMBINED
                                                   INC.      HOLDING, LTD.    ACQUISITION      REORGANIZATION        STATEMENT
                                            -------------------------------  --------------------------------------------------
                          ASSETS
CURRENT ASSETS
             CASH                                  16,209         7,500,000                                         7,516,209
             TRADE ACCOUNTS RECEIVABLE, NET       170,169                                                             170,169
             CONTRACT RECEIVABLES                                52,500,000                                        52,500,000
             INVENTORY                            188,465        18,125,000                                        18,313,465
             PREPAID EXPENSES                      18,099                                                              18,099
             INVESTMENT IN SUBSIDIARY                                         168,325,000        (168,325,000)              0
                                            -----------------------------------------------------------------------------------
                      TOTAL CURRENT ASSETS        392,942        78,125,000   168,325,000        (168,325,000)     78,517,942
                                            -----------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
             LAND                                 120,000         1,200,000                                         1,320,000
             BUILDING                             414,627         4,520,000                                         4,934,627
             MACHINERY & EQUIPMENT                399,443        80,999,974                                        81,399,417
             LEASEHOLD IMP                        133,598                                                             133,598
             OFFICE EQPMT                         114,493                                                             114,493
             AUTOS                                 21,021                                                              21,021
                                            -----------------------------------------------------------------------------------
                                                1,203,182        86,719,974                                        87,923,156
             LESS: ACCUMULATED DEPRECIATION       375,957                                                             375,957
                                            -----------------------------------------------------------------------------------
                                                  827,225        86,719,974             0                   0      87,547,199
                                            -----------------------------------------------------------------------------------
OTHER ASSETS
             INVESTMENT IN UNCONSOLIDATED
                  SUBSIDIARY                                     20,000,000                                        20,000,000
             DEPOSITS                                   0                                                                   0
             DEF ACQ.COSTS                         38,817                                                              38,817
             CSV-OLI                                  300                                                                 300
                                            -----------------------------------------------------------------------------------
                                                   39,117        20,000,000                                        20,039,117
                                            -----------------------------------------------------------------------------------
                                                1,259,284       184,844,974   168,325,000        (168,325,000)    186,104,258
                                            ===================================================================================

                     LIFE ENERGY & TECHNOLOGY HOLDINGS, INC.
                             COMBINED BALANCE SHEET
                                DECEMBER 7, 2000



                                                      HISTORICAL                                  PROFORMA
                                              ---------------------------------------------------------------------------------
                                                             LIFE ENERGY       ADJUSTMENT        ADJUSTMENT
                                                HEALTH PAK   & TECHNOLOGY          FOR               FOR             COMBINED
                                                   INC.      HOLDING, LTD.     ACQUISITION     REORGANIZATION        STATEMENT
                                              ---------------------------------------------------------------------------------
        LIABILITIES AND SHAREHOLDERS' EQUITY
  CURRENT LIABILITIES
        CURRENT PORTION OF LONG
             TERM DEBT                              350,746                                                           350,746
        NOTES PAYABLE                               174,960                                                           174,960
        ACCOUNTS PAYABLE                            825,921                                                           825,921
        PAYROLL, SALES TAX AND
             ACCRUED EXPENSES                       258,771                                                           258,771
                                              ---------------------------------------------------------------------------------
                 TOTAL CURRENT LIABILITIES        1,610,398             0                                           1,610,398
                                              ---------------------------------------------------------------------------------
        LONG TERM DEBT, NET                         362,276                                                           362,276
                                              ---------------------------------------------------------------------------------
        SHAREHOLDER LOANS                                       4,370,000                                           4,370,000
                                              ---------------------------------------------------------------------------------
        MINORITY INTEREST IN
             CONSOLIDATED SUBSIDIARIES                         12,149,974                                          12,149,974
  SHAREHOLDERS' EQUITY
        PREFERRED STOCK, $10 PAR VALUE                        160,000,000(5)   (160,000,000)(5)     160,000,000   160,000,000
        COMMON STOCK, $.001 PAR VALUE                                                       (5)                             0
        COMMON STOCK, $.002 PAR VALUE                11,384     8,325,000(5)     (8,325,000)(5)          30,000        41,384
        ADDITIONAL PAID-IN CAPITAL                2,694,955                                           8,295,000    10,989,955
        RETAINED EARNINGS, DEFICIT               (3,419,729)                                                       (3,419,729)
                                              ---------------------------------------------------------------------------------
                                                   -713,390   168,325,000      (168,325,000)        168,325,000   167,611,610
                                              ---------------------------------------------------------------------------------
                                                  1,259,284   184,844,974      (168,325,000)        168,325,000   186,104,258
                                              =================================================================================


                     LIFE ENERGY & TECHNOLOGY HOLDINGS, INC.
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      FOR THE PERIOD ENDED DECEMBER 7, 2000



                                                 HISTORICAL                                   PROFORMA
                                         -----------------------------   -----------------------------------------------
                                                       LIFE ENERGY          ADJUSTMENT       ADJUSTMENT
                                          HEALTH PAK  & TECHNOLOGY             FOR               FOR           COMBINED
                                             INC.      HOLDING, LTD.        ACQUISITION     REORGANIZATION     STATEMENT
                                      --------------------------------   -----------------------------------------------
SALES                                       $540,705                                                          $540,705
COST OF GOODS SOLD                           352,044                                                           352,044
                                      ---------------------------------------------------------------------------------
GROSS PROFIT                                 188,661                                                           188,661
SELLING, GENERAL AND ADMINISTRATIVE
     ADMINISTRATIVE EXPENSES                 295,679                                                           295,679
                                      ---------------------------------------------------------------------------------
LOSS BEFORE OTHER INCOME
     AND EXPENSE                             188,661                                                           188,661
                                      ---------------------------------------------------------------------------------
OTHER INCOME(EXPENSE)
   RENTAL INCOME                              19,000                                                            19,000
   INTEREST EXPENSE                          (49,488)                                                          (49,488)
                                      ---------------------------------------------------------------------------------
                                             (30,488)                                                          (30,488)
                                      ---------------------------------------------------------------------------------
LOSS FROM CONTINUING OPERATIONS             (137,506)                                                         (137,506)
LOSS FROM DISCONTINUED OPERATIONS             (5,990)                                                           (5,990)
                                      ---------------------------------------------------------------------------------
NET LOSS                                   ($143,496)                                                        ($143,496)
                                      =================================================================================


                         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                                   FINANCIAL STATEMENTS


1. The Unaudited Pro Forma & Consolidated Balance Sheet at December 7, 2000, gives effect to the agreement to acquire Life Energy & Technology Holdings Limited on November 3, 2000 which was closed on December 4, 2000. The Company acquired Life Energy & Technology Holdings Limited for the exchange of 15,000,000 shares of common stock and 16,000,000 shares of Preferred B shares at a value of $10 per share. The common shares were valued at $8,325,000 which is the cost value of the assets acquired in excess of the $160,000,000 for the Preferred B shares which were valued based on the book value of the Company acquired. The Company changed its name to Life Energy & Technology Holdings, Inc.

2. The Company exchanged 15,000,000 shares of Health-Pak Inc. (also Life Energy & Technology Holdings Inc.(LETH)), for 15,000,000 shares of Life Energy & Technology Holdings LTD. and 16,000,000 shares of Preferred B for 16,000,000 Preferred of the acquired entity. The value of the acquired company represents a net entity of $168,325,000 of which $160,000,000 is in Preferred stock and $8,325,000 is in common stock.

3. Life Energy & Technology Holdings, LTD and Subsidiaries consists of 80% of the equity of the following companies at original cost of acquisition on November 24, 2000.

     Axis Controls Limited             $2,000,000
     SRL Electrical Limited             1,200,000
     O'Dwyer Machinery Co.              1,250,000
     PRA Ireland                       16,400,000
     Viper Engineering                 15,000,000
     Life Manufacturing Inc.           30,000,000
     Perla Limited                      3,000,000
                                      ------------
                                      $68,850,000
                                      ============


4. Life Energy & Technology Holdings, LTD owns a 49% equity interest in an affiliated company, Energy Producers, Inc. and owns the following real estate properties:


     Dundalk                            $1,500,000
     Belfast                             2,400,000
     Ballinasole                           160,000
     Life Energy Dublin                    460,000
     Life West                             900,000
     Swatra                                300,000
                                       ------------
                                        $5,720,000
                                       ============



5. Reflects the acquisition of Life Energy & Technology Holdings LTD and Subsidiaries at December 8, 2000 for the issuance of 15,000,000 shares of common stock and 16,000,000 shares of Preferred B shares by Health-Pak, Inc. (now Life Energy & Technology Holdings, Inc.). The bases of the shares transferred is based on the cost basis of the assets acquired of $168,325,000.

                    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                              FINANCIAL STATEMENTS


6. Depreciation and amortization are based upon preliminary allocation of consideration and related amortization for the assets acquired. No depreciation or amortization charges were adjusted due to the acquisition since the acquired company had no operations as of the date of closing.

7.   Consolidated balance sheet of Life Energy & Technology Holdings, Inc.

     (See page 4).

                 CONSOLIDATED LIFE ENERGY TECHNOLOGY HOLDINGS, LTD.
                   CONSOLIDATED FINANCIAL STATEMENT - BALANCE SHEET
                                DECEMBER 7, 2000



                                        Life Energy
                                        Technology         Energy       Axis         SRL
                                        Holdings Ltd     Producers    Controls       Ltd      O'Dwyers          PFA
                                        --------------------------------------------------------------------------------

Cash                                          7,500,000
Future contracts receivable                  52,500,000
Inventory                                    18,125,000
Investments in subsidiary
   Energy Producers, Inc.                    20,000,000
   Axis Controls Ltd                          2,000,000
   SRL Ltd                                    1,200,000
   O'Dwyers Machinery                         1,250,000
   PFA Ireland Ltd                           16,400,000
   Viper International                       15,000,000
   Life Manufacturing Company                30,000,000
   Perla Ltd                                  3,000,000
Land
Machinery & Equipment                                                     76,812       99,541      109,950    18,880,000
Buildings                                     5,720,000
                                        --------------------------------------------------------------------------------
Total                                       172,695,000       -           76,812       99,541      109,950    18,880,000
                                        ================================================================================

Current Liabilities
   Loans stockholders                         4,370,000
     (Incorporation periods)

Minority Interest in Subsidiaries

Preferred Stock- Class B                    160,000,000

Common Stock - Class A                        8,325,000                   76,812       99,541      109,950    18,880,000
Retained Earnings                              -
                                        --------------------------------------------------------------------------------

                                            172,695,000       -           76,812       99,541      109,950    18,880,000
                                        ================================================================================




                                                    Life
                                    Viper           Manufacturing                                                Consolidated
                                    International   Company             Perla     Adjustments     Eliminations      Financial
                                 ---------------------------------------------------------------------------------------------
Cash                                                                                                                 7,500,000
Future contracts receivable                                                                                         52,500,000
Inventory                                                                                                           18,125,000
Investments in subsidiary
   Energy Producers, Inc.                                                                                           20,000,000
   Axis Controls Ltd                                                                                (2,000,000)
   SRL Ltd                                                                                          (1,200,000)
   O'Dwyers Machinery                                                                               (1,250,000)
   PFA Ireland Ltd                                                                                 (16,400,000)
   Viper International                                                                             (15,000,000)
   Life Manufacturing Company                                                                      (30,000,000)
   Perla Ltd                                                                                        (3,000,000)
Land                                                                                 1,200,000                       1,200,000
Machinery & Equipment                   2,643,566       35,400,000    3,540,000                     20,250,105      80,999,974
Buildings                                                                           (1,200,000)                      4,520,000
                                    ------------------------------------------------------------------------------------------

Total                                   2,643,566       35,400,000    3,540,000        -           (48,599,895)    184,844,974
                                    ==========================================================================================


Current Liabilities
   Loans stockholders                                                                                                4,370,000
     (Incorporation periods)

Minority Interest in Subsidiaries                                                                   12,149,974      12,149,974

Preferred Stock- Class B                                                                                          160,000,000

Common Stock - Class A                  2,643,566        3,540,000    3,540,000                    (60,749,869)      8,325,000
Retained Earnings
                                    ------------------------------------------------------------------------------------------
                                        2,643,566        3,540,000    3,540,000        -           (48,599,895)    184,844,974
                                    ==========================================================================================